Exhibit 32.1
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002
In connection with the Quarterly Report of XO Holdings, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) we, Carl J. Grivner, Chief Executive Officer, and John Calys, Vice President and Controller of the Registrant, certify that, to the best of our knowledge,:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: May 11, 2009

/s/ Carl J. Grivner Carl J. Grivner
Chief Executive Officer
(Principal Executive Officer)

/s/ John Calys John Calys
Vice President and Controller
(Principal Financial Officer)